Exhibit 10.1

UBS Financial Services Inc.
1200 Harbor Boulevard
Weehawken, NJ 07086

James M. Pierce
Co-Head
Wealth Management Advisor Group US

TEKELEC INCORPORATED	James D. Price
ATTN: RICHARD CARLI	Co-Head
5200 PARAMOUNT PARKWAY	Wealth Management Advisor Group US
MORRISVILLE, NC 27560-8499

www.ubs.com

October 8, 2008

Branch Telephone Number
+ 1-312-525-4500

Account Number: CP 12794
We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).
UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.
The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.
•	UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.
–	We must receive your offer acceptance and instructions to transfer the Eligible ARS to the UBS account listed above, if they are not in this account already, by November 14, 2008;

–	You may instruct your UBS Financial Advisor or Branch Manager to exercise these Rights at any time during this time period;

–	If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;

–	If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.
•	Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm’s offer and without other prior notice.
–	UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm’s Rights offer;

–	UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;

–	In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;

–	UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;

–	Eligible ARS are subject to issuer redemptions at any time.
UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	1C-ARS0

UBS Financial Services Inc.
•	Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

•	UBS will provide clients who accept the offer “no net cost” loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

•	UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.
THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must receive your signed acceptance and transfer instructions form no later than November 14, 2008.
You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.
A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.
If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.
We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter.
Thank you for your business and for maintaining your relationship with UBS.
Sincerely,

James M. Pierce	James D. Price
UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.
UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.
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Current rate and dividend information
To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.
Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.
Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description

00432MAC3	ACCESS TO LNS LRNG STUDT LN CORP CA AMT REV BE/R/VARIABLE RATE MATURES 07/01/35	00432MAP4	ACCESS TO LNS FOR LEARNI LN CORP CALIF AMT BE/R/VARIABLE RATE MATURES 06/01/37	010305EV8	ALABAMA HGHR ED LN CORP SER A-2 B/E /R/ VARATE PUTBND MATURES 11/01/41

011855AA1	ALASKA STUDNT LN CRP ED AMT RV ARC SER A BE /R/VARIABLE RATE MATURES 06/01/37	040504DT6	ARIZONA EDUC LN MARKTG SER A-3 REV AMT B/E /R/VARIABLE RATE MATURES 09/01/33	155488BU2	CENTRAL TEXAS HGHR ED AU SER 2000A REV AMT BE/R/ VARIABLE RATE MATURES 12/01/34

155488BV0	CENTRAL TEXAS HGHR ED AU SER 2002A REV AMT B/E/R/ VARIABLE RATE MATURES 12/01/36	155488BW8	CENTRAL TEXAS HGHR ED AU SER A REV AMT B/E /R/VARIABLE RATE MATURES 12/01/37	155488BY4	CENTRAL TEXAS HGHR ED AU ARC SER A REV AMT B/E/R/ VARIABLE RATE MATURES 12/01/38

340640AG6	FLORIDA EDL LN MRKTG CRP EDL LN ARC A4 RV B/E /R/VARIABLE RATE MATURES 12/01/36	455900AQ3	INDIANA SECNDRY MRKT EDU AMT ARCS 031 RV AMTBE/R/VARIABLE RATE MATURES 12/01/38	462590FG0	IA STUD LN LIQUIDTY CORP ARC W RV AMBAC AMT BE/R/ VARIABLE RATE MATURES 12/01/37

49130NAS8	KY HGHR ED STUD LN CORP STUD LN A REV AMT B/E/R/ VARIABLE RATE MATURES 05/01/33	49130NAT6	KY HGHR ED STUD LN CORP S/L RV SER A AMT B/E /R/VARIABLE RATE MATURES 05/01/33	49130NBB4	KENTUCKY HIGHER ED STUD LN REV A-1 AMT B/E /R/ VARIABLE RATE MATURES 06/01/35

49926CAC5	KNOWLEDGEFUNDING OH INC OHIO STUD LN RV /R/ VARIABLE RATE MATURES 12/01/40	49926CAG6	KNOWLEDGEFUNDING OH INC OHIO S/L RV A3 B/E /R/VARIABLE RATE MATURES 12/01/41	594520KK3	MICH HGHR ED STUD LN AU RF AMT AMBAC RV BEARC/R/VARIABLE RATE MATURES 03/01/40

606072EX0	MISSOURI HGR ED LN AUTH SER Z REV AMT B/E /R/ VARIABLE RATE MATURES 02/15/28	64461RFJ2	NEW HAMPSHIRE HIGHER EDL 35 DAY ARC AMT B/E /R/VARIABLE RATE MATURES 12/01/39	644614HG7	NEW HAMPSHIRE HLTH & EDU 35 DAY SER A-1 REV /R/VARIABLE RATE MATURES 12/01/38

644614HH5	NEW HAMPSHIRE HLTH & EDU 35 DAY A-2 RV AMT B/E/R/ VARIABLE RATE MATURES 12/01/38	646080HF1	NEW JERSEY ST HGHR ED SER D REV MBIA BE/R/ VARIABLE RATE MATURES 12/01/41	67759LAC9	OH ST CENTRIC STUD LN RV BD A-1 AMT AMBAC BE /R/VARIABLE RATE MATURES 09/01/37

67759LAF2	OHIO ST STUDENT LN REV SER A RV AMBAC AMT BE/R/ VARIABLE RATE MATURES 09/01/41	709163CW7	PA ST H/E ASST AGY REV STUD LN ARCS SER P-1 /R/VARIABLE RATE MATURES 03/01/22	709163EC9	PA ST H/E ASST AGY REV SER AA-2 REV STUDE /R/ VARIABLE RATE MATURES 06/01/39

762315GC7	RHODE ISLAND ST STUD LN 2 REV AMBAC AMT B/E /R/VARIABLE RATE MATURES 12/01/37	813659AK5	HAWAII SECOND MKT SERV SER A REV AMT B/E /R/ VARIABLE RATE MATURES 03/01/37	813659AM1	HAWAII SECOND MKT SERV T/E 35 DAY ARC AMT BE/R/ VARIABLE RATE MATURES 03/01/40

917546ES8	UTAH ST BRD OF REGT SER G REV AMT B/E /R/ VARIABLE RATE MATURES 05/01/33	917546FR9	UTAH ST BRD OF REGT SER V-1 REV AMT B/E /R/VARIABLE RATE MATURES 11/01/36	917546FY4	UTAH ST BRD OF REGT ARC 35DAY SER Z1 REV AMT /R/VARIABLE RATE MATURES 11/01/38

917546GE7	UTAH ST BRD OF REGT STD LDN 2006BB1 RV AMT BE/R/ VARIABLE RATE MATURES 11/01/40	917546GF4	UTAH ST BRD OF REGT SER BB-2- REV AMT B/E/R/VARIABLE RATE MATURES 11/01/40
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UBS Financial Services Inc.
Please complete and sign of this form.
We must receive it by November 14, 2008.
Acceptance of UBS’s offer relating to auction rate securities
By signing below and returning this form, I accept UBS’s offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:
•	All Eligible ARS must remain in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;

•	I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;

•	The acceptance of UBS’s offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;

•	If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;

•	I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;

•	If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

TEKELEC INCORPORATED ATTN: RICHARD CARLI	Please complete and sign this form. We must receive it by November 14, 2008.
5200 PARAMOUNT PARKWAY	Mail	UBS Financial Services Inc.
MORRISVILLE NC 27560-8499		ATTN: ARS Group
1000 Harbor Boulevard
Weehawken, NJ 07086

Account Number: CP 12794	Fax	+1-201-442-7766
SIGN HERE

Account owner signature	/s/ William Everett, Exec. VP & CFO	Date	10/31/08
Additional party signature		Date

Daytime telephone number	919-466-3193

If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-312-525-4500. Clients outside the U.S. may call +1-201-352-0105 collect.
We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.
UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.
UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.
©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.
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